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                                  Exhibit 10.15

                  DVCi Techonologies, Inc. thehealthchannel.com

             Technical Requirements and Content Specification dated

                                October 22, 1999


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                               DVCi TECHNOLOGIES

                    imagination - information - integration

I.

II.      THEHEALTHCHANNEL.COM

III.     TECHNICAL REQUIREMENTS AND CONTENT SPECIFICATION

IV.
October 22, 1999

V.       PURPOSE

The purpose of this proposal is to set forth the technical requirements and costs related to Phase 1.

         A.

         B.       DVCI RESPONSE

The following changes (noted in italics) to the Phase 1 parameter outlined in the prior document are required for the revised budget (outlined below) to be honored by DVCi:

         MIGRATING HARDWARE AND TECHNOLOGIES TO THEHEALTHCHANNEL.COM

         Rather than PURCHASE the hardware required to mirror the site, DVCi has identified a LEASING partner, as follows.

         Two servers can be leased for a duration of 1-5 years. DVCi recommends a one year lease with the following terms*:

         -        12 month lease
         -        $1,000.00 security deposit
         -        $800.00/month lease fee
         -          THC responsible for 12 month lease payments

         Alternately the Two Sun Ultra - 5 333 MHz UltraSparc2 512 MB RAM 9 GB HDD Servers can be purchased for $4,500.00 each for a total cost of $9,000.00.

         ADDITIONALLY, THE FOLLOWING IS ESSENTIAL:
         - A CD ROM CONTAINING FULL, NON-INCREMENTAL BACKUPS WHICH REFLECT THE DIRECTORY STRUCTURE CURRENTLY IN PLACE, FOR THE APPLICATION SERVER (HOUSES THE LOGIC), WEB SERVER (HOUSES THE HTML CODE AND EMAIL), AND DATABASE STRUCTURE AND CONTENT
         - A LIST OF ALL SPECIFIC SOFTWARE UTILIZED FOR THE SITE, WITH VERSION NUMBERS
         -        DOCUMENTATION ON THE WEB SERVER SET UP

         ADDING PROPER SITE TRACKING AND REPORTING CAPABILITIES
         DVCi will purchase and install a BASIC WEBTRENDS REPORTING PROGRAM, INSTEAD OF A SUITE OF CUSTOMIZABLE TOOLS, which will allow the tracking and measurement of site traffic, in order to determine the success/ failure of the various content areas on a SLIGHTLY LESS DETAILED LEVEL THAN THE PRIOR RECOMMENDATION.

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         PUTTING A TURNKEY HOSTING SOLUTION INTO PLACE
         The hosting solution will be as follows: DVCi will mange the hosting of thehealthchannel.com's server(s) as a managed co-location for on A MONTH-BY-MONTH BASIS through its strategic hosting partner, Exodus. This service will include all of the following:

         -        Scalable Internet bandwidth, exceeding T3 capabilities

         - 24-hour/ 7 day per week battery and generator backup-- the site will be pinged every 15 minutes to ensure it is up and running

         - Data Backup and Mirroring: Data-vault Backup and Restore Services, including 5 incremental and 1 full archive per week, up to 50 Gigs, and up to 3 full restorations per month, as needed

         REWORKING ALL EXISTING CONTENT INTO THE NEW LOOK AND FEEL
         DVCi will migrate all content currently on the site (see site map provided previously for scope definition) from the current look and feel into the new, user focused look and feel, which breaks the content into areas for healthcare professionals and consumers. We will make some changes to the copy, where needed, but will not be completely overhauling the content at this juncture. The end result will be a "facelift" for the current content.

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VI.      REVISED PHASE 1 BUDGET
---------------------------------------------------------------------------------------------------------------
COMPONENT                                                    1.       Costs

------------------------------------------------------------ --------------------------------------------------

         B.       HARDWARE LEASING
------------------------------------------------------------ --------------------------------------------------
WebServers:                                                  ($9,000.00 to purchase not factored into total)
(2) Sun  Ultra - 5 333 MHz UltraSparc2 512 MB RAM
9 GB HDD
------------------------------------------------------------ --------------------------------------------------
One time security deposit*                                   $1,000.00
------------------------------------------------------------ --------------------------------------------------
1 month of 12 month lease*                                   $800.00

------------------------------------------------------------ --------------------------------------------------
Network Switch:  3-com 8port switch                          $300.00
------------------------------------------------------------ --------------------------------------------------
TOTAL HARDWARE LEASING COSTS:                                $2,100.00
---------------------------------------------------------------------------------------------------------------
SOFTWARE:
------------------------------------------------------------ --------------------------------------------------
WebLogic Application Server (For single CPU)                 $15,000
------------------------------------------------------------ --------------------------------------------------
Web Netscape Enterprise Edition                              $1,000
------------------------------------------------------------ --------------------------------------------------
DataBase MYSQL ( 100-999 Licenses)                           $4,000
------------------------------------------------------------ --------------------------------------------------
Chat Palace Chat Server ( For 10,000 Users)                  $100
------------------------------------------------------------ --------------------------------------------------
UltraSeek Server (10,000 Documents)                          $5,000
------------------------------------------------------------ --------------------------------------------------
Webtrends Tracking Software                                  $718
------------------------------------------------------------ --------------------------------------------------
TOTAL SOFTWARE COSTS:                                        $25,818
---------------------------------------------------------------------------------------------------------------
HOSTING:
------------------------------------------------------------ --------------------------------------------------
One time set up/ maintenance charge                          $1,700
------------------------------------------------------------ --------------------------------------------------
1 month of hosting, as described, above                      $3,000
------------------------------------------------------------ --------------------------------------------------
TOTAL HOSTING COSTS:                                         $4,700
---------------------------------------------------------------------------------------------------------------
HUMAN RESOURCES:
------------------------------------------------------------ --------------------------------------------------
TECHNICAL TEAM:
Sr. Software Engineer: 70 hrs                                $8,750
Software Engineer 1:  100 hrs                                $12,500
Software Engineer 2:  50 hrs                                 $6,250
------------------------------------------------------------ --------------------------------------------------
PRODUCTION TEAM:
Producer: 120 hrs                                            $15,000
Asset Preparation: 120 hrs                                   $15,000
------------------------------------------------------------ --------------------------------------------------
CREATIVE TEAM:
Creative Director: 10 hrs                                    $1,250
Copywriter:  60 hrs                                          $7,500
Art Director: 80 hrs                                         $10,000
------------------------------------------------------------ --------------------------------------------------
ACCOUNT TEAM:
VP: 8 hrs                                                    $1,000
Supervisor: 50 hrs                                           $7,500
Manager: 90 hrs                                              $11,250
Coordinator: 65 hrs                                          $8,125
------------------------------------------------------------ --------------------------------------------------
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
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
C.       TOTAL HUMAN RESOURCE COSTS:                         $104,125.00
------------------------------------------------------------ --------------------------------------------------

D.       TOTAL PHASE 1 COSTS:                                $136,743.00
------------------------------------------------------------ --------------------------------------------------
E.       1ST PAYMENT REQUIRED TO BEGIN                       $84,680.00

F.       50% FEE, TOTAL OOPS:
------------------------------------------------------------ --------------------------------------------------

G.       2ND PAYMENT - REMAINING FEE                         $52,062.50
------------------------------------------------------------ --------------------------------------------------
*Lease terms approximated based on purchase price.


VII.     TERMS AND CONDITIONS:

- This estimate does not reflect any hardware or software costs related to security. Once the audit has been completed and we have a better understanding of what security is required, we can provide a cost outline.

-    All costs are +/- 20% variance.

- A REQUIREMENTS MEETING WILL BE HELD ONCE THE EQUIPMENT IS CONFIGURED, SOFTWARE IS INSTALLED, AND THE CD ROM HAS BEEN ANALYZED TO DETERMINE ANY ADDITIONAL NEEDS ABOVE AND BEYOND THIS ESTIMATE.

- DOWN TIME FOR THE SITE MAY OCCUR AS A RESULT OF THE DNS TRANSFER (TRANSFER OF HOSTING FROM TO EXODUS). THIS TIME IS EXPECTED TO BE MINIMAL (2-3 HOURS).

- THERE MAY BE A CACHE DELAY FOR UP TO THREE DAYS, AS A RESULT OF THE DNS MODIFICATION.

- FOUR WEEK TIMELINE FOR COMPLETION OF PHASE 1 BEGINS ONCE HARDWARE AND SOFTWARE ARRIVE AT DVCI-- PENDING AVAILABILITY, HARDWARE MAY TAKE OVER FIVE BUSINESS DAYS FOR DELIVERY.

- Clients will provide all information requested by us in a timely manner and be available as needed for meetings with DVCi.

- Client will not delay in providing feedback and response to DVCi on recommendations and points of view submitted for approval.

VIII.

- DVCi requires 50% payment in advance of services provided, with the balance due upon completion.

- DVCi does not charge a mark-up for out of pocket costs and will pass these costs directly on to you. Items covered in this category include hardware, software, travel, overnight delivery services, color copies etc.

Please indicate your approval of Phase 1 of this proposal and the terms and conditions stated herein by signing this proposal in the space provided. Please fax this back to Lauren Camp at 212-431-5833, AND Merrill McCumber at 973-359-3493 so that we can proceed.

/s/ Merrill McCumber                            /s/ Tom Lonergan, COO
-------------------------------                 ---------------------
Merrill McCumber                                Client
Senior Account Executive